© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Investor Presentation Exhibit 99.1

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Information For Investors And Shareholders
This presentation contains forward-looking statements concerning Valley’s future business outlook, financial condition and operating results. Readers are advised not to place undue reliance on these forward-looking statements as they are influenced by certain risk factors and unpredictable events.
The foregoing contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.
These statements may be identified by such forward-looking terminology as “will,” “may,” “expect,”
“believe,” “view,” “opportunity,” “should,” “allow,” “continues,” “reflects,” “typically,” “usually,”
“anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to those factors disclosed in Valley’s
Current Report on Form 8-K filed on January 27, 2011, Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 and our Annual Report on Form 10-K for the year ended December 31,
2009.
Valley disclaims any obligation to update or revise forward-looking statements for any reason.

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank Today
About Valley
Regional Bank Holding Company
Approximately $14.1 Billion in
Assets
Headquartered in Wayne, New
Jersey
40
th
Largest United States
Chartered Commercial Bank
Largest Commercial Bank
Headquartered in New Jersey
Operates 198 Branches in 134
Communities Serving 14 counties
throughout Northern and Central
New Jersey, Manhattan, Brooklyn
and Queens
Traded on the NYSE (VLY)
Significant Attributes
Consistent Shareholder Returns
Focus on Credit Quality
Conservative Strategies
Affluent and Heavily Populated
Footprint
Strong Customer Service
Experienced Senior and Executive
Management

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Management Approach
Large percentage of retail ownership
Long-term investment approach
Focus on cash and stock dividends
Large insider ownership, family members, retired
employees and retired directors
Market Cap of $2.3 Billion
Approximately 238 institutional holders
37.32% of total outstanding shares
Source: Bloomberg as of 1/25/11
Large Bank that Operates and Feels Like a Small Closely Held Company

Sussex
Passaic
Bergen
Warren
Morris
Essex
Union
Somerset
Middlesex
Monmouth

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Footprint & Demographics
Valley’s Emerging NJ Market
Valley’s Core NJ Market
Branches Under Construction
Current Branches
Valley’s Core New Jersey Market
Total Market Deposits - $126.6 billion
Market Average Deposits per Branch $77.1 million
Existing Valley Branches – 131
Branches Under Construction – 1
Valley’s Market Share – 6.63%
Valley’s Emerging New Jersey Market
Total Market Deposits - $66.3billion
Market Average Deposits per Branch $67.7million
Existing Valley Branches – 38
Branches Under Construction – 1
Valley’s Market Share – 1.59%
Headquarters
Region Population
Median HH
Income
Total Market
Deposits
Valley’s NJ Marketplace 5.9 million $75,917 $193 billion
Balance of NJ Marketplace 2.9 million $66,868 $64 billion
NJ Total 8.8 million $72,891 $257 billion
Valley’s NJ Marketplace
Demographic Data from SNL Financial Inc. as of 6/2010 Valley Branch data as of 6/30/2010

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Footprint & Demographics
Valley’s Emerging Manhattan Market
Total Market Deposits - $480.9 billion
Market Average Deposits per Branch $639.5 million
Existing Valley Branches – 16
Valley’s Market Share – 0.28%
Valley’s Emerging Queens Market
Total Market Deposits - $47.9 billion
Market Average Deposits per Branch $100.0 million
Existing Valley Branches – 5
Valley’s Market Share – 0.17%
Valley’s Emerging Brooklyn/Kings Market
Total Market Deposits - $36.2 billion
Market Average Deposits per Branch $93.3 million
Existing Valley Branches – 8
Branches Under Construction - 1
Valley’s Market Share – 0.58%
Region Population
Median HH
Income
Total Market
Deposits
Valley’s NY Marketplace 6.5 million $55,730 $565 billion
Balance of NY Marketplace 13.0 million $63,930 $330 billion
NY Total 19.5 million $61,195 $895 billion
Valley’s Emerging NYC Markets
Branches Under Construction
Current Branches
Valley’s NY Marketplace
Demographic Data from SNL Financial Inc. as of 6/2010 Valley Branch data as of 6/30/2010

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Centralized & Efficient Operations
Single core data processing system
Last 3 bank acquisitions were converted within 90
days of transaction completion date
Centralized, in-house back office operations
All 198 branches operate within a 60 mile radius of
Headquarters
Approximately 2,700 FTE employees
12/31/2007 12/31/2008 12/31/2009 12/31/2010
FTE Employees 2,562 2,783 2,727 2,720
# of Branch Offices 176 195 197 198
Employees / Offices 14.56 14.27 13.84 13.74

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Valley National Bank
Commercial Banks with Assets >$10B

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 8 Non-Interest Exp / Total Assets Source – SNL Financial

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley’s 4Q 2010 Highlights
Credit Quality
Total 30+ day delinquencies were 1.77% of entire loan portfolio
Total non-accrual loans remained unchanged during 4Q  at 1.12% of total loans
Out of approximately 22,000 residential mortgages and home equity loans only 253 loans were past due 30 days
or more at December 31, 2010
Net charge-offs were $4.3 million or 0.18% of average total loans on an annualized basis
Allowance for non-covered loan losses as a percentage of non-covered loans increased to 1.31% from 1.09% at December 21, 2009.
Net Income
4Q net income available to common shareholders was $38.2 million ($0.24 Diluted EPS)
Capital
Continued strong capital ratios
Tangible Common Equity to Risk-Weighted Assets of 9.10%
Tier 1 Common Capital of 9.25%
Tier I Ratio of 10.94%
Tier II Ratio of 12.91%

Total Other Assets* 9%
Intangible Assets 2%
Cash 3%
Securities 21%
Covered Loans 2%
Non-Covered Loans 63%
38%
7%
9%
20%
5%
21%
Other Consumer
Auto Loans
Residential Mortgages
Construction Loans
Commercial Loans
Commercial Real Estate

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Asset and Loan Composition
Total Assets = $14.1 Billion
As of 12/31/10
Non-Covered Loans (Gross) = $9.0 Billion
*Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value.

27%
20%
13%
11%
10%
7%
7%
2%
2%
1%

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Total Commercial Real Estate - $3.3 Billion
(Non-Covered Loans)
As of 12/31/10
Primary Property
Type
$ Amount
(Millions)
% of
Total
Average
LTV
Retail 880 27% 50%
Industrial 653 20% 52%
Office 428 13% 54%
Mixed Use 372 11% 44%
Apartments 335 10% 52%
Healthcare 236 7% 61%
Specialty 211 7% 49%
Residential 79 2% 49%
Land Loans 65 2% 67%
Other 25 1% 50%
Diversified Commercial Real Estate Portfolio
-Average LTV based on current balances and most recent appraised value
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $388 million in construction loans.

27%
22%
18%
12%
6%
6%
4%
3%
2%

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Total Retail Property Types - $880 Million
(Non-Covered Loans)
Retail Property Type
% of
Total
Average
LTV
Multi-Tenanted - Anchor 27% 49%
Single Tenant 22% 51%
Multi-Tenanted - No Anchor 18% 54%
Auto Dealership 12% 51%
Private & Public Clubs 6% 31%
Food Establishments 6% 53%
Private Education Facilities 4% 51%
Entertainment Facilities 3% 42%
Auto Servicing 2% 51%
As of 12/31/10
Retail Composition of Commercial Real Estate
-Average LTV based on current balances and most recent appraised value
-The chart above does not include construction loans.

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

As of 12/31/10
Construction Loan Composition
Total (Non-Covered) Construction Loans - $388 Million
Primary Property Type
$ Amount
(Millions)
% of
Total
Residential 160 41%
Retail 53 14%
Land Loans 49 13%
Mixed Use 43 11%
Apartments 26 7%
Other 18 5%
Office 12 3%
Healthcare 12 3%
Specialty 10 2%
Industrial 5 1%
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.

Total Loan Portfolio

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
Recession
Valley's Non-Current Loans* to Total Loans
FDIC Insured Banks Non-Current Loans* to Total Loans
Valley Net Charge-offs to Average Loans
FDIC Insured Banks Net Charge-offs to Average Loans

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Loan Quality  1992 – 4Q 2010
Source – FDIC
*Non-Current Loans: Loans and leases 90 days or more past due plus loans in non accrual status, as a percent of gross loans and leases.

Residential Mortgages

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
Recession
Valley's Non-Current Loans* to Total Loans
FDIC Insured Banks Non-Current Loans* to Total Loans
Valley Net Charge-offs to Average Loans
FDIC Insured Banks Net Charge-offs to Average Loans

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Loan Quality  1992 – 4Q 2010
Source – FDIC
*Non-Current Loans: Loans and leases 90 days or more past due plus loans in non accrual status, as a percent of gross loans and leases.

Home Equity

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
Recession
Valley's Non-Current Loans* to Total Loans
FDIC Insured Banks Non-Current Loans* to Total Loans
Valley Net Charge-offs to Average Loans
FDIC Insured Banks Net Charge-offs to Average Loans

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Loan Quality  1992 – 4Q 2010
Source – FDIC
*Non-Current Loans: Loans and leases 90 days or more past due plus loans in non accrual status, as a percent of gross loans and leases.

1-4 Family
Commercial Real Estate
Commercial Loans
Construction & Development
Home Equity
Consumer
Total Loans
0.31%
0.03%
0.16%
0.04%
0.90%
0.31%
0.97%
0.04%
0.28%
0.01%
1.20%
0.54%
0.50%
0.17%
1-4 Family
Commercial Real Estate
Commercial Loans
Construction & Development
Home Equity
Consumer
Total Loans
0.99%
0.19%
0.70%
0.05%
1.76%
0.62%
3.39%
0.41%
0.99%
0.03%
1.69%
0.57%
1.39%
0.28%
Valley
Peer Group

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Net Charge-offs to Average Loans
Source - SNL Financial As of 1/2610
Peer group consists of banks with total assets between $3 billion and $50 billion.
2003 - 2009 2010

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Investment Portfolio
2010 Investment Types 2007
33% GSE MBS (GNMA) 3%
21% GSE MBS (FNMA/FHLMC) 49%
13% Trust Preferred 12%
10% State, County & Municipals 7%
9% US Treasury 0%
7% Other 7%
4% Corporate Debt 17%
3% Private Label MBS 5%
$3.0 Billion Investment Portfolio $3.1 Billion
As of 12/31/10 and 12/31/07
Duration of MBS Securities
1.69 Years 2.64 Years

Not Rated
Non-investment grade
AAA Rated
BBB Rated
A Rated
AA Rated

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Securities by Investment Grade
AAA Rated 69%
AA Rated 6%
A Rated 4%
BBB Rated 6%
Non Investment Grade 4%
Not Rated 11%
As of 12/31/10

Other Liabilities 3%
Long-term Borrowings 23%
Total Deposits 73%
Short-term Borrowings 1%
Time Deposits 29%
Non-Interest Bearing 27%
Savings, NOW and MMDA 44%

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 20 Deposits and Borrowings Composition Total Liabilities = $12.8 Billion As of 12/31/10 Total Deposits = $9.4 Billion

LL Reserve 9%
Sub-debt 6%
Trust Preferred 13%
Tangible Common Equity 71%
Other Equity 1%

Valley National Bank

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Equity Composition / Ratios*
Total Tier II Equity = $1.3 Billion
As of 12/31/10
Significant unrealized gain on facilities, referenced in slide 10, not incorporated in capital ratios reflected above.
*Non-GAAP reconciliations shown on slide 24.
Capital Ratios
As of
12/31/2010
“Well
Capitalized”
Tangible Common Equity /
Tangible Assets
6.90% N/A
Tangible Common Equity /
Risk-Weighted Assets
9.10% N/A
Tier I 10.94% 6.00%
Tier II 12.91% 10.00%
Leverage 8.31% 5.00%
Book Value $8.02 N/A
Tangible Book Value $5.89 N/A

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Shareholder Returns
(1)  All per share amounts have been adjusted retroactively for stock splits  and stock dividends during the periods presented.
(2) Net income includes other-than-temporary impairment charges on investment securities totaling $2.9 million, $4.0 million,
$49.9 million, and $10.4 million, net of tax benefit, for years ended  December 31, 2010, 2009, 2008, and 2007, respectively.
Historical Financial Data (1) (Dollars in millions, except for share data)
2010 14,144 $    131.2 $    $0.81 0.93% 10.32% $0.72 5/10 - 5% Stock Dividend
2009 14,284       116.1        0.64 0.81 8.64 0.72 5/09 - 5% Stock Dividend
2008 14,718       93.6          0.64 0.69 8.74 0.73 5/08 - 5% Stock Dividend
2007 12,749       153.2        1.10 1.25 16.43 0.72 5/07 - 5% Stock Dividend
2006 12,395       163.7        1.15 1.33 17.24 0.70 5/06 - 5% Stock Dividend
2005 12,436       163.4        1.17 1.39 19.17 0.69 5/05 - 5% Stock Dividend
2004 10,763       154.4        1.16 1.51 22.77 0.66 5/04 - 5% Stock Dividend
2003 9,873         153.4        1.15 1.63 24.21 0.63 5/03 - 5% Stock Dividend
2002 9,148         154.6        1.12 1.78 23.59 0.60 5/02 - 5:4 Stock Split
2001 8,590         135.2        0.94 1.68 19.70 0.56 5/01 - 5% Stock Dividend
2000 6,426         106.8        0.90 1.72 20.28 0.53 5/00 - 5% Stock Dividend
1999 6,360         106.3        0.85 1.75 18.35 0.50 5/99 - 5% Stock Dividend
1998 5,541         97.3          0.82 1.82 18.47 0.45 5/98 - 5:4 Stock Split
1997 5,091         85.0          0.75 1.67 18.88 0.40 5/97 - 5% Stock Dividend
1996 4,687         67.5          0.66 1.47 17.23 0.35 5/96 - 5% Stock Dividend
1995 4,586         62.6          0.60 1.40 16.60 0.34 5/95 - 5% Stock Dividend
1994 3,744         59.0          0.66 1.60 20.03 0.32 5/94 - 10% Stock Dividend
1993 3,605         56.4          0.65 1.62 21.42 0.25 4/93 - 5:4 Stock Split
1992 3,357         43.4          0.50 1.36 19.17 0.22 4/92 - 3:2 Stock Split
1991 3,055         31.7          0.37 1.29 15.40 0.21
1990 2,149         28.6          0.33 1.44 14.54 0.21
Period End Total Assets
Net Income
(2) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

For More Information
Log onto our web site:   www.valleynationalbank.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

12/31/2010
Non-GAAP Disclosure Reconciliations
($ in Thousands)
Total Assets $14,143,826
Less: Goodwill & Other Intangible Assets (343,541)
Total Tangible Assets  (TA) $13,800,285
Total Equity $1,295,205
Less: Goodwill & Other Intangible Assets (343,541)
Total Tangible Common Equity (TCE) $951,664
Risk Weighted Assets (RWA) $10,453,352
Ratios
TCE / TA 6.90%
TCE / RWA 9.10%
Tier I Common Ratio (Tier 1 common /RWA) 9.25%
Tier I (Total Tier I / RWA) 10.94%
Tier II (Total Tier II / RWA) 12.91%
Total Equity $1,295,205
Less: Net unrealized gains on securities available
for sale (13,950)
Plus: Accumulated net losses on cash flow
hedges, net of tax 708
Plus: Pension liability adjustment, net of tax 18,398
Less: Goodwill (317,891)
Less: Other disallowed intangible assets (15,455)
Tier I Common Capital $967,015
Plus: Trust preferred securities 176,313
Total Tier I Capital $1,143,328
Plus: Allowance for credit losses $126,504
Plus: Qualifying sub debt $80,000
Total Tier II Capital $1,349,832

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Common Shares Outstanding 161,460,596
Shareholders’ Equity $1,295,205
Less: Goodwill and Other Intangible
Assets (343,541)
Tangible Shareholders’ Equity $951,664
Tangible Book Value $5.89
12/31/2010
Non-GAAP Disclosure Reconciliations
($ in Thousands)